Revenue recognition	3 Months Ended
Jun. 30, 2016
Deferred Revenue Disclosure [Abstract]
Revenue recognition

5. Revenue recognition

The Company derives its revenue from two sources: (1) subscription revenues, which are comprised of subscription fees from customers accessing the Company’s cloud services and from customers purchasing additional support beyond the standard support that is included in the basic subscription fees; and (2) related professional services and other revenue, which consists primarily of set-up and ingestion fees as well as training fees.

The Company recognizes revenue when all of the following conditions are satisfied:

•	there is persuasive evidence of an arrangement;
•	the service has been or is being provided to the customer;
•	the collection of the fees is probable; and
•	the amount of fees to be paid by the customer is fixed or determinable.

The Company’s subscription arrangements provide customers the right to access its hosted software applications. Customers do not have the right to take possession of the Company’s software during the hosting arrangement. Accordingly, the Company recognizes revenue in accordance with ASC 605, Revenue Recognition, and Staff Accounting Bulletin (SAB) No. 104, Revenue Recognition.

The Company’s products and services are sold directly by the Company’s sales force and also indirectly by third-party resellers. In accordance with the provisions of ASC 605, the Company has considered certain factors in determining whether the end-user or the third-party reseller is the Company’s customer in arrangements involving resellers. The Company has concluded that in the majority of transactions with resellers, the reseller is the Company’s customer. In these arrangements, the Company considered that it is the reseller, and not the Company, that has the relationship with the end-user. Specifically, the reseller has the ability to set pricing with the end-user and the credit risk with the end-user is borne by the reseller. Further, the reseller is not obligated to report its transaction price with the end-user to the Company, and in the majority of transactions, the Company is unable to determine the amount paid by the end-user customer to the reseller in these transactions. As a result of such considerations, revenue for these transactions is presented in the accompanying consolidated statements of operations based upon the amount billed to the reseller. For transactions where the Company has determined that the end-user is the ultimate customer, revenue is presented in the accompanying consolidated statements of operations based on the transaction price with the end-user.

Subscription and support revenue is recognized ratably over the term of the contract, typically one year in duration, beginning on the commencement date of each contract.

Amounts that have been invoiced are recorded in accounts receivable and in deferred revenue or revenue, depending on whether the revenue recognition criteria have been met.

The Company’s professional services contracts are on a time and material basis. When these services are not combined with subscription revenues as a single unit of accounting, as discussed below, these revenues are recognized as the services are rendered.

Revenue is presented net of any taxes collected from customers.

At times, the Company may enter into arrangements with multiple-deliverables that generally include multiple subscriptions, premium support and professional services. For arrangements with multiple deliverables, the Company evaluates each deliverable to determine whether it represents a separate unit of accounting based on the following criteria: (a) whether the delivered item has value to the customer on a stand-alone basis; and (b) if the contract includes a general right of return relative to the delivered item, whether delivery or performance of the undelivered items is considered probable and substantially within our control.

If the deliverables are determined to qualify as separate units of accounting, consideration is allocated to each unit of accounting based on the units’ relative selling prices. The Company determines the relative selling price for a deliverable based on its vendor-specific objective evidence of fair value (VSOE), if available, or its best estimate of selling price (BESP), if VSOE is not available. The Company has determined that third-party evidence of selling price (TPE) is not a practical alternative due to differences in its service offerings compared to other parties and the availability of relevant third-party pricing information. The amount of revenue allocated to delivered items is limited by contingent revenue, if any.

Subscription services have standalone value as such services are often sold separately. In determining whether professional services sold together with the subscription services have standalone value, the Company considers the following factors for each professional services agreement: availability of the services from other vendors, the nature of the professional services, the determination that customers cannot resell the services that Mimecast provides, the timing of when the professional services contract was signed in comparison to the subscription service start date and the contractual dependence of the subscription service on the customer’s satisfaction with the professional services work. Professional services sold at the time of the multiple-element subscription arrangement typically include customer set-up and ingestion services. To date, the Company has concluded that all of these professional services included in executed multiple-deliverable arrangements do not have standalone value and are therefore not considered separate units of accounting. These professional services are purchased by customers only in contemplation of, or in concert with, purchasing one of the hosted subscription solutions and, therefore, are not considered a substantive service, such that the provision of such service does not reflect the culmination of the earnings process. Mimecast does not sell these services without the related underlying primary subscription as there would be no practical interest or need on the behalf of a customer to buy these services without the underlying subscription. The Company does not have any knowledge of other vendors selling these services on a stand-alone basis and there is no way for an end-user to resell the deliverable. Accordingly, the deliverables within the arrangement including both subscription services and other professional services are accounted for as a single unit of accounting in accordance with the guidance in SAB No. 104. On these occasions, revenue for the professional services deliverables in the arrangement is recognized on a straight-line basis over the contractual term or the average customer life, as further described below.

Deferred revenue primarily consists of billings or payments received in advance of revenue recognition from subscription services described above and is recognized as the revenue recognition criteria are met. In addition, deferred revenue consists of amounts paid by customers related to upfront set-up or ingestion fees. Revenue related to such services is recognized over the contractual term or the average customer life, whichever is longer. The estimated customer life has been determined to be five years.

Deferred revenue that is expected to be recognized during the succeeding twelve month period is recorded as current deferred revenue and the remaining portion is recorded as noncurrent in the accompanying consolidated balance sheets.